SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2003 (May 20, 2003)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 7.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release, dated May 20, 2003.

Item 9.          Regulation FD Disclosure (Information Being Furnished Under Item 12)..

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 20, 2003, the registrant publicly released the registrant's financial results for the first quarter of 2003. The full text of the release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated into Item 9 of this Form 8-K by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: May 20, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated May 20, 2003.